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                                                                   EXHIBIT 10.25

                             MODIFICATION AGREEMENT
                                       FOR
                         PETROLEUM DEVELOPMENT CONTRACT
                                       FOR
                         KONGNAN BLOCK, DAGANG OILFIELD,
                         THE PEOPLE'S REPUBLIC OF CHINA


WHEREAS, China National Petroleum Corporation (hereinafter referred to as "CNPC") and Pan-China Resources LTD. (hereinafter referred to as "Pan-China") entered into the Petroleum Development Contract for Kongnan Block, Dagang Oilfield, the People's Republic of China (hereinafter referred to as "Petroleum Contract") in Beijing on September 8, 1997;

WHEREAS, Petroleum Contract was approved by the Ministry of Foreign Trade and Economic Cooperation of the People's Republic of China on November 13,1997;

WHEREAS, Pan-China assigned its 20% interest in the Petroleum Contract to Nippon Oil Exploration Limited (hereinafter referred to as "Nippon") on June 11, 1999 under terms of a Modification Agreement, following execution by Nippon and Pan-China of a Farmout and Joint Operating Agreement covering Block operations on April 8, 1999;

WHEREAS, under Article 3.4 of the aforesaid Farmout Agreement, Nippon has decided not to continue in the development of the Kongnan Block, and therefore would like to transfer back to Pan-China its 20% interest in the Petroleum Contract;

WHEREAS, Pan-China and Nippon signed a Deed of Assignment with respect to the Petroleum Contract on September 21, 2001. According to such Deed of Assignment, Nippon assigns to Pan-China, and Pan-China accepts and assumes from Nippon all of Nippon's interest in the rights, benefits, liabilities and obligations in and under the Petroleum Contract. For the detailed terms and conditions of such assignment, see Annex - Deed of Assignment hereto;

WHEREAS, CNPC agrees that Nippon assigns all of its interest in and under the Petroleum Contract to Pan-China.

NOW, THEREFORE, CNPC and Pan-China mutually agree on the modifications to the Petroleum Contract as follows:

1. To replace the second paragraph of the preamble referring to the formation of the Foreign Contractor with the following:

"Pan-China Resources LTD., a company organized and existing under the laws of the British Virgin Islands, having its registered office domiciled at 19th floor, 101-6th Avenue S.W., Calgary, Alberta, Canada (hereinafter referred to as "Foreign Contractor") as the other


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party. "


2.   To change the address of the Contractor in Article 30.2 to:

     "Address of the representatives of the companies comprising the Contractor

          Pan-China Resources Limited
          Address:  19th Floor
                    101-6th Avenue S.W.
                    Calgary, Alberta
                    Canada
          Tel:      l-403-263-8088
          Fax:      l-403-263-8086
          For the attention of Gerald G. Moench"


3.   To modify Article 30.5 as follows:


"Companies comprising the Contractor have the following percentages of participating interests as of the effective date of the assignment:

     (1)  Pan-China Resources LTD.: one hundred Percent (100%);"

This Modification Agreement shall be written in both Chinese and English, and both versions shall have equal force and effect.

This Modification Agreement, as a supplementary document, shall be an integral part of the Petroleum Contract.

The Modification Agreement and the assignment shall be effective upon the approval of this Modification Agreement by the Ministry of Foreign Trade and Economic Cooperation of the People's Republic of China.

CNPC and Pan-China shall have the rights and perform their obligations in accordance with the Petroleum Contract and this Modification Agreement thereto as of the effective date of assignment.



IN WITNESS WHEREOF, this Agreement is signed on October 24, 2001 by the authorized representatives of each Party hereto.


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By: /s/ Zeng Xingqiu
    ----------------------------------
    Mr. Zeng Xingqiu
    For and on Behalf of
    China National Petroleum Corporation


By: /s/ Patrick Chua
    ----------------------------------
    Mr. Patrick Chua
    For and on Behalf of
    Pan-China Resources LTD.



Annex: Deed of Assignment


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